                              Investment Adviser of
                          Tax-Managed Growth Portfolio
                         Boston Management and Research
                       24 Federal Street, Boston, MA 02110

                                Administrator of
                       EV Classic Tax-Managed Growth Fund
                             Eaton Vance Management
                       24 Federal Street, Boston, MA 02110

                              Principal Underwriter
                         Eaton Vance Distributors, Inc.
                       24 Federal Street, Boston, MA 02110
                                 (617) 482-8260

                                    Custodian
                         Investors Bank & Trust Company
                         89 South Street, P.O. Box 1537
                              Boston, MA 02205-1537

                                 Transfer Agent
                    First Data Investor Services Group, Inc.
                             Attn: Eaton Vance Funds
                                  P.O. Box 5123
                           Westborough, MA 01581-5123

-------------------------------------------------------------------------------
THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS DISTRIBUTION PLAN, SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
-------------------------------------------------------------------------------
                                                                    C-TGSRC-6/97

[LOGO] Investing
       for the
       21st
       Century

                                   EV CLASSIC
                                   TAX-MANAGED
                                   GROWTH FUND
                               [graphic omitted]
                         -------------------------------
                         Semi-Annual Shareholder Report
                                 April 30, 1997
                         -------------------------------

                       EV Classic Tax-Managed Growth Fund
                                24 Federal Street
                                Boston, MA 02110

                                 TO SHAREHOLDERS


For the six months ended April 30, 1997, EV Classic Tax-Managed Growth Fund had a total return of 12.1%. This return, which does not include the 1% contingent deferred sales charge (CDSC), was the result of the increase in net asset value to $12.08 per share on April 30, 1997 from $10.78 per share on October 31, 1996. The Fund's return compares quite favorably to the 7.15% average annual total return for mutual funds in the Lipper Growth Funds Category over the same time period.*

GROWTH OF THE U.S. ECONOMY HAS CONTINUED UNABATED IN 1997...
After experiencing moderate growth in the fourth quarter of 1996, the U.S. economy in the first quarter of 1997 was marked by stronger-than-expected growth, a tightening labor market, and uneasiness over inflation. First quarter Gross Domestic Product (GDP) grew at a remarkably fast 5.8% annualized rate, the strongest quarterly growth in over a decade. Unemployment dropped to 4.9% in April, the lowest since 1973. Inflation remained low during the period. Producer, or wholesale, prices declined 0.6% during the month of April, while consumer prices showed a modest increase of 0.1%. A report on a surging productivity increase of 2.0% in April, the highest monthly rise in three years, may help explain why the continued economic strength has not yet led to a rise in inflation.

 ...WHILE THE STOCK MARKET HAS SHOWN INCREASED VOLATILITY...
The stock market has shown increased volatility in 1997, responding to a robust economy, an increase in short-term interest rates in March, and concerns over further rate hikes by the Federal Reserve.Within a six-week period in March and April, the Dow Jones Industrial Average declined almost 10% and then fully recovered to reach new record highs. High-quality, blue chip stocks have generally continued to perform well, while the performance of small capitalization stocks has lagged.

THE TAX-MANAGED GROWTH PORTFOLIO: MAXIMIZING AFTER-TAX SHAREHOLDER RETURNS... The Fund's tax-efficient management strategies provide shareholders with an effective investment vehicle for maximizing after-tax returns. These strategies include low turnover, deferring gain recognition whenever possible, and matching realized gains with losses.

[Photo of M. Dozier Gardner]  Sincerely,

                         /s/  M. Dozier Gardner

                              M. Dozier Gardner
                              President
                              June 9, 1997

-------------------------------------------------------------------------------
    Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
-------------------------------------------------------------------------------

*It is not possible to invest in a Lipper Category.

                                MANAGEMENT REPORT

An interview with Duncan W. Richardson, Vice President and Portfolio Manager of the Tax-Managed Growth Portfolio.

Q.  DUNCAN, HOW WOULD YOU CHARACTERIZE THE STOCK MARKET DURING THE PAST SIX
    MONTHS?


A. In the final quarter of 1996, high-quality blue chip stocks led the market to record highs. Small capitalization stocks did not perform as well, producing a two-tiered market. This trend has continued into 1997 but with an increase in volatility. In March, we experienced a nearly 10% correction in the Dow Jones Industrial Average and a more severe correction in the small and mid-capitalization stocks. Now almost all of the market indexes are achieving new highs.

Q.  HOW HAS THE INCREASE IN VOLATILITY AFFECTED THE PERFORMANCE OF THIS FUND?

A. No one likes too much volatility, but we have been able to take advantage of the market's turbulence by building up existing positions and adding new positions - at advantageous prices - in companies we believe have strong long-term growth prospects.

Q.  HAVE YOU INCREASED POSITIONS IN ANY PARTICULAR SECTORS OR HOLDINGS?

A. Yes. Over the last six months, we have increased positions in the oil and gas exploration, health care, and financial sectors where we believe the growth prospects remain quite strong. Oil and gas exploration companies were added on the recent weakness in this sector, while the back-up in interest rates allowed us to increase the financial sector weighting where some stocks had been hit pretty hard. We have also added to Home Depot and Boeing on weakness earlier this year. We like both companies for the long term. In health care we have added some companies in the medical product and service areas.

                                                 [Photo of Duncan W. Richardson]
                                                      DUNCAN W. RICHARDSON

Q. WHAT TECHNIQUES DO YOU USE TO MINIMIZE THE TAX CONSEQUENCES FOR THIS FUND'S INVESTORS?

A. We use every means at our disposal to avoid having taxable distribu-tions to shareholders. That starts with investing in high-quality, low dividend-paying growth stocks and holding them for a sustained period. We have found that long-term holding of blue chip companies is a very tax-efficient way to build wealth in the equity markets. The objective of this Fund is to generate unrealized capital gains in the Portfolio and then let shareholders decide when to take their gains.

Q.  HAVE YOU SOUGHT OPPORTUNITIES FOR GROWTH IN OVERSEAS ECONOMIES?

A. Yes, we have -- mostly through investing in U.S. companies with multinational operations. We like multinationals, especially since the dollar has stopped working against them. Many of these large companies have the best resources to compete in international markets. Their success in emerging markets should raise the overall corporate growth rates and valuations. A small percentage of the Fund is invested in large capitalization foreign companies which compete globally.

Q.  WHAT IS YOUR CURRENT ASSESSMENT OF THE ECONOMY?

A. The economy is quite healthy. Both inflation and interest rates are low and should remain that way. Interest rates may even trend downward. And growth has been robust enough to keep earnings high. These conditions have been very good for the stock market.

Q.  WHICH INVESTMENT OBJECTIVES WOULD BE BEST SERVED BY THIS FUND?

A. This Fund would be appropriate for a wide variety of investment objectives. Examples might include: saving for college education; an alternative to a variable annuity or UGMA investment; or simply dollar-cost averaging in order to gradually increase exposure to the equity market. It would be a great vehicle for any taxable investors seeking high-quality U.S. equity exposure, as well as for those looking for more control over the timing of their capital gains and/or losses.


       A CONTINUING EMPHASIS ON           WITH A DIVERSIFIED REPRESENTATION
   ABOVE-AVERAGE EARNINGS GROWTH...            OF ECONOMIC SECTORS...
 THE PORTFOLIO'S 10 LARGEST HOLDINGS*        PORTFOLIO SECTOR WEIGHTING*

Intel Corp.                  3.00%        Health Care                   16.4%
PepsiCo, Inc.                2.50%        Business Products & Services  14.1%
American Int'l. Group, Inc.  2.33%        Financial                     12.9%
Pfizer Inc.                  2.24%        Technology                    12.3%
Johnson & Johnson            2.20%        Consumer Non-Durables         11.0%
Coca-Cola Company (The)      2.20%        Cash & Other                   7.7%
Reuters Holdings PLC         1.75%        Energy                         6.9%
Monsanto Company             1.74%        Capital Goods                  6.0%
Merck &Co., Inc.             1.73%        Media & Leisure                5.4%
Home Depot, Inc. (The)       1.72%        Retail                         3.8%
                                          Basic Materials                3.7%

-------------------------------------------------------------------------------
     *Top 10 holdings and sector weighting are as of 4/30/97 and may not be representative of the Portfolio's current or future investments. Top 10 holdings account for 21.41% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio.
-------------------------------------------------------------------------------

                      EV CLASSIC TAX-MANAGED GROWTH FUND
                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                          April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
ASSETS:
  Investment in Tax-Managed Growth Portfolio (Portfolio), at
    value (Note 1A) (identified cost, $50,439,072)               $52,741,121
  Receivable for Fund shares sold                                     13,501
  Deferred organization expenses (Note 1D)                            29,176
                                                                 -----------
      Total assets                                               $52,783,798

LIABILITIES:
  Payable for Fund shares redeemed                     $325,209
  Payable to affiliate --
    Trustees' fees                                           13
  Accrued expenses                                       12,790
                                                       --------
      Total liabilities                                              338,012
                                                                 -----------
NET ASSETS for 4,341,836 shares of beneficial interest
  outstanding                                                    $52,445,786
                                                                 ===========
SOURCES OF NET ASSETS:
  Paid-in capital                                                $49,231,252
  Accumulated net realized gain from Portfolio
    (computed on the basis of identified cost)                       960,750
  Accumulated net investment loss                                    (48,265)
  Unrealized appreciation from Portfolio (computed on
    the basis of identified cost)                                  2,302,049
                                                                 -----------
      Total                                                      $52,445,786
                                                                 ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  (NOTE 6)
  ($52,445,786 / 4,341,836 shares of beneficial interest
    outstanding)                                                    $12.08
                                                                    ======

                       See notes to financial statements

                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
             For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):

  Income --
    Dividend income allocated from Portfolio (net of
      foreign taxes withheld of $2,873)                            $  224,492
    Interest income allocated from Portfolio                           39,137
    Expenses allocated from Portfolio                                 (98,620)
                                                                   ----------
        Net investment income from Portfolio                       $  165,009

  Expenses --
    Compensation of Trustees not members of the
      Administrator's organization (Note 3)           $       94
    Distribution fees (Note 5)                           156,261
    Printing and postage                                  19,612
    Transfer and dividend disbursing agent fees           16,357
    Registration fees                                      9,025
    Legal and accounting services                          5,257
    Amortization of organization expenses (Note 1D)        3,159
    Custodian fee                                          1,584
    Miscellaneous                                          1,925
                                                      ----------
        Total expenses                                                213,274
                                                                   ----------
          Net investment loss                                      $  (48,265)
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
  Net realized gain from Portfolio
    (identified cost basis)                                        $  966,509
  Increase in unrealized appreciation (depreciation) --
    Investment transactions                           $1,884,117
    Securities sold short                                  2,151
                                                      ----------
        Net increase in unrealized appreciation                     1,886,268
                                                                   ----------
          Net realized and unrealized gain                         $2,852,777
                                                                   ----------
            Net increase in net assets from operations             $2,804,512
                                                                   ==========


                        See notes to financial statements

                     STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                SIX MONTHS
                                                                  ENDED
                                                              APRIL 30, 1997     PERIOD ENDED
                                                               (UNAUDITED)     OCTOBER 31, 1996*
                                                             ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment loss                                         $    (48,265)      $   (10,530)
    Net realized gain                                                966,509            (5,759)
    Increase in unrealized appreciation                            1,886,268           415,781
                                                                ------------       -----------
      Net increase in net assets from operations                $  2,804,512       $   399,492
                                                                ------------       -----------
  Transactions in shares of beneficial interest (Note 4) --
    Proceeds from sale of shares                                $ 40,814,749       $11,069,340
    Cost of shares redeemed                                       (1,989,658)         (652,659)
                                                                ------------       -----------
      Net increase in net assets from Fund share
        transactions                                            $ 38,825,091       $10,416,681
                                                                ------------       -----------
        Net increase in net assets                              $ 41,629,603       $10,816,173

NET ASSETS:
  At beginning of period                                          10,816,183                10
                                                                 -----------       -----------
  At end of period                                               $52,445,786       $10,816,183
                                                                 ===========       ===========
ACCUMULATED NET INVESTMENT LOSS INCLUDED IN NET ASSETS:

  At end of period                                               $   (48,265)      $    --
                                                                  ==========       ===========

*For the period from the start of business, August 2, 1996, to October 31, 1996.

                       See notes to financial statements

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                     ENDED         PERIOD
                                                   APRIL 30,        ENDED
                                                     1997        OCTOBER 31,
                                                  (UNAUDITED)       1996*
                                                  ------------  -----------
NET ASSET VALUE, beginning of period               $  10.780        $10.000
                                                   ---------        -------

  INCOME FROM OPERATIONS:
    Net investment loss                            $  (0.011)     $  (0.010)
    Net realized and unrealized gain                   1.311          0.790
                                                   ---------    -----------
      Total income  from operations                $   1.300       $  0.780
                                                   ---------    -----------

NET ASSET VALUE, end of period                     $  12.080        $10.780
                                                   =========        =======

TOTAL RETURN(1)                                        12.06%          7.80%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)          $  52,446        $10,816
  Ratio of net expenses to average net assets(2)        1.98%+         2.15%+
  Ratio of net investment loss to average net
    assets                                             (0.31)%+       (0.84)%+

  + Annualized.
  * For the period from the start of business, August 2, 1996, to October 31, 1996.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2) Includes the Fund's share of the Portfolio's allocated expenses.

                      See notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
EV Classic Tax-Managed Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in Tax-Managed Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (4.2% at April 30, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income and net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover $8,841 which will reduce taxable income arising from future net realized gains, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2004.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

E. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or the Portfolio maintain with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

G. INTERIM FINANCIAL INFORMATION -- The interim financial statements relating to April 30, 1997 and for the six months then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

------------------------------------------------------------------------------

(2) DISTRIBUTIONS TO SHAREHOLDERS
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any.

Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the net asset value per share as of the close of business on the record date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

------------------------------------------------------------------------------

(3) TRANSACTIONS WITH AFFILIATES
Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, as its investment adviser. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations (Note 5).

------------------------------------------------------------------------------
(4) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                    SIX MONTHS ENDED
                                     APRIL 30, 1997        YEAR ENDED
                                       (UNAUDITED)     OCTOBER 31, 1996*
                                    -----------------  ------------------
Sales                                   3,510,628          1,066,787
Redemptions                              (172,539)           (63,040)
                                        --------            --------
    Net increase (decrease)             3,338,089          1,003,747
                                        =========          =========

*For the period from the start of business, August 2, 1996 to October 31, 1996.

------------------------------------------------------------------------------

(5) DISTRIBUTION PLAN
The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of
(i) 6.25% of the aggregate amount received by the Fund for shares sold plus,
(ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. For the six months ended April 30, 1997, the Fund paid or accrued $117,196, to or payable to EVD representing 0.75% (annualized) of average daily net assets. At April 30, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $2,949,000.

In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make monthly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets for any fiscal year. EVD currently expects to pay an Authorized Firm a service fee at the time of sale equal to 0.25% of the purchase price of the shares sold by such Firm and monthly payments of service fees in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such Firm and remaining outstanding for at least one year. For the six months ended April 30, 1997, the Fund paid service fees to EVD of $39,065. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. During the first year after a purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale.

Certain officers and Trustees of the Fund are officers or directors of EVD.

------------------------------------------------------------------------------

(6) CONTINGENT DEFERRED SALES CHARGE
Shares purchased and redeemed within the first year of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge (CDSC) at a rate of one percent of redemption proceeds, exclusive of all reinvestments and capital appreciation in the account. No contingent deferred sales charge is imposed on exchanges for shares of other funds in the Eaton Vance Classic Group of Funds or Eaton Vance Money Market Fund which are distributed with a contingent deferred sales charge. EVD received approximately $11,000 of CDSC for the six months ended April 30, 1997.

------------------------------------------------------------------------------
(7) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio for the six months ended April 30, 1997, aggregated $40,876,563 and $1,932,635, respectively.

                          TAX-MANAGED GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 APRIL 30, 1997
                                  (UNAUDITED)

-------------------------------------------------------------------------------
                            COMMON STOCKS - 94.7%
-------------------------------------------------------------------------------
NAME OF COMPANY                                      SHARES         VALUE
-------------------------------------------------------------------------------
ADVERTISING 1.3%
Interpublic Group Companies., Inc.                   131,000   $      7,417,875
Omnicom Group, Inc.                                  170,000          9,010,000
                                                               ----------------
                                                               $     16,427,875
                                                               ----------------
AEROSPACE AND DEFENSE - 2.0%
Boeing Company (The)                                 155,370   $     15,323,366
Raytheon Co.                                         226,544          9,882,982
                                                               ----------------
                                                               $     25,206,348
                                                               ----------------
BANKS - REGIONAL - 1.2%
BankAmerica Corporation                               20,812   $      2,432,403
First Chicago NBD Corporation                         43,007          2,419,139
Norwest Corporation                                  210,000         10,473,750
                                                               ----------------
                                                               $     15,325,292
                                                               ----------------
BANKS AND MONEY SERVICES - 1.1%
Citicorp                                             115,000   $     12,951,875
Wells Fargo & Co.                                      4,265          1,137,689
                                                               ----------------
                                                               $     14,089,564
                                                               ----------------
BEVERAGES - 5.4%
Anheuser-Busch Cos., Inc.                            210,260   $      9,014,898
Coca-Cola Co.                                        430,883         27,414,930
PepsiCo, Inc.                                        896,292         31,258,183
                                                               ----------------
                                                               $     67,688,011
                                                               ----------------
BROADCASTING AND CABLE - 0.2%
Cox Communications Inc., Class A*                     93,319   $      1,819,721
                                                               ----------------

BUILDING MATERIALS - 0.3%
Masco Corporation                                     55,540   $      2,096,635
Stanley Works (The)                                   40,490          1,574,049
                                                               ----------------
                                                               $      3,670,684
                                                               ----------------

BUSINESS SERVICES - MISCELLANEOUS - 0.8%
ACNielson Corp.                                       45,669   $        685,030
Cognizant Corp.                                      137,006          4,469,821
Manpower, Inc.                                       110,000          4,413,750
                                                               ----------------
                                                               $      9,568,601
                                                               ----------------
CHEMICALS - 2.5%
Bayer AG Sponsored American
  Depositary Receipt ADR                              40,000   $      1,591,528
Dow Chemical Co. (The)                                25,248          2,142,924
E.I. Du Pont de Nemours & Co., Inc.                   44,800          4,754,400
Illinois Tool Works, Inc.                             10,000            913,750
Monsanto Co.                                         506,680         21,660,569
                                                               ----------------
                                                               $     31,063,171
                                                               ----------------
COMMUNICATIONS EQUIPMENT - 2.0%
L.M. Ericsson Telephone Co. ADR                       66,000   $      2,219,250
Nokia Corp. ADR Class A                              280,000         18,094,999
Northern Telecom Ltd.                                 55,870          4,057,559
                                                               ----------------
                                                               $     24,371,808
                                                               ----------------
COMPUTER SOFTWARE - 2.1%
Computer Associates International, Inc.              195,000   $     10,140,000
Digital Equipment Corp.*                              37,680          1,125,690
Microsoft Corp.*                                      40,000          4,860,000
Oracle Corp.*                                        250,000          9,937,500
                                                               ----------------
                                                               $     26,063,190
                                                               ----------------
COMPUTERS AND BUSINESS EQUIPMENT - 3.5%
Hewlett-Packard Co.                                  479,528   $     25,175,219
Imation Corporation*                                   2,628             62,087
International Business Machines Corp.                 53,051          8,527,948
Xerox Corp.                                          160,000          9,840,000
                                                               ----------------
                                                               $     43,605,254
                                                               ----------------
CONTAINERS AND PACKAGING - 0.9%
Crown Cork & Seal Co., Inc.                          215,000   $     11,771,250
                                                               ----------------

DISTRIBUTION - 0.9%
Supervalu, Inc.                                       51,506   $      1,577,371
Sysco Corp.                                          277,760          9,860,480
                                                               ----------------
                                                               $     11,437,851
                                                               ----------------

DRUGS - 10.4%
Allegiance Corporation*                               22,661   $        501,375
Amgen, Inc.                                           80,000          4,710,000
Astra AB Class A                                     420,000         17,184,384
Astra AB Class B                                      60,000          2,382,252
Bristol-Myers Squibb Co.                             113,720          7,448,660
Elan Corp., PLC ADR*                                 330,000         11,220,000
Genentech, Inc.*                                      80,000          4,690,000
Genzyme Corp.                                        380,000          8,787,500
Merck & Co., Inc.                                    239,075         21,636,287
Pfizer, Inc.                                         290,752         27,912,191
Schering-Plough Corp.                                138,120         11,049,600
Smithkline Beecham PLC ADR                            37,520          3,025,050
Warner-Lambert Co.                                    94,644          9,275,112
                                                               ----------------
                                                               $    129,822,411
                                                               ----------------
ELECTRIC UTILITIES - 0.1%
Citizens Utilities Corp., Class A*                    57,198   $        664,931
                                                               ----------------

ELECTRICAL EQUIPMENT - 1.4%
Emerson Electric Co.                                 150,948   $      7,660,611
General Electric Co.                                  74,114          8,217,390
Lincoln Electric Co.                                  19,700            758,450
Lincoln Electric Co. Class A                          19,700            630,400
                                                               ----------------
                                                               $     17,266,851
                                                               ----------------
ELECTRONICS - INSTRUMENTS - 1 0%
AMP Inc.                                             112,340   $      4,030,198
Thermo Electron Corp.                                250,000          8,625,000
                                                               ----------------
                                                               $     12,655,198
                                                               ----------------
ELECTRONICS - SEMICONDUCTORS - 4.8%
Intel Corp.                                          343,948   $     52,667,037
Texas Instruments, Inc.                               84,390          7,531,808
                                                               ----------------
                                                               $     60,198,845
                                                               ----------------
ENTERTAINMENT - 0.2%
Walt Disney Company (The)                             26,600   $      2,181,200
                                                               ----------------

ENVIRONMENTAL SERVICES - 0.3%
Gilbert Associates, Inc. Class A                      78,125   $      1,035,156
WMX Technologies, Inc.                                77,930          2,289,194
                                                               ----------------
                                                               $      3,324,350
                                                               ----------------

FINANCIAL - MISCELLANEOUS - 2 5%
American Express Co.                                  76,798   $      5,059,068
Federal National Mortgage Association                428,820         17,635,223
MGIC Investment Corp.                                105,000          8,531,250
                                                               ----------------
                                                               $     31,225,541
                                                               ----------------
FOODS - 1.5%
Earthgrains Company (The)                              4,204   $        240,679
McCormick & Co., Inc., Non-voting                    229,298          5,417,165
Pioneer Hi-Bred International, Inc.                  107,000          7,556,875
Unilever ADR                                          25,000          4,906,250
                                                               ----------------
                                                               $     18,120,969
                                                               ----------------
HEALTH SERVICES - 0.1%
Covance, Inc.                                         31,250   $        460,938
Medpartners, Inc.*                                    17,696            322,952
Quest Diagnostics, Inc.                               15,625            275,391
                                                               ----------------
                                                               $      1,059,281
                                                               ----------------
HOUSEHOLD PRODUCTS - 1.4%
Colgate-Palmolive Co.                                 21,826   $      2,422,686
Gillette Company                                      90,400          7,684,000
Kimberley-Clark Corp.                                114,620          5,874,275
Rubbermaid, Inc.                                      78,920          1,894,080
                                                               ----------------
                                                               $     17,875,041
                                                               ----------------
INDUSTRIAL EQUIPMENT - 2.2%
Dover Corp.                                          164,580   $      8,722,740
General Signal Corp.                                  68,600          2,692,550
Goulds Pumps, Inc.                                   110,539          4,034,674
Parker-Hannifin Corp.                                 76,099          3,785,925
Tecumseh Products Co. Class A                        135,290          7,305,660
Tecumseh Products Co. Class B                          5,000            260,000
                                                               ----------------
                                                               $     26,801,549
                                                               ----------------
INFORMATION SERVICES - 3.6%
Automatic Data Processing, Inc.                      326,040   $     14,753,310
Dun & Bradstreet Corp. (The)                         132,196          3,255,327
Electronic Data Systems Corp.                        180,000          6,007,500
Reuters Holdings PLC, ADR                            355,090         21,882,420
                                                               ----------------
                                                               $     45,898,557
                                                               ----------------

INSURANCE - 8.7%
American International Group, Inc.                   226,633   $     29,122,340
Berkshire Hathaway Inc. Class A                           50          1,900,000
Berkshire Hathaway Inc. Class B                           21             26,691
Chubb Corporation                                    101,050          5,835,638
General RE Corp.                                     112,446         18,806,593
Highlands Insurance Group, Inc.*                       5,070             89,359
Kansas City Life Insurance Co.                        35,400          2,389,500
Marsh & McLennan Cos., Inc.                          137,172         16,529,226
Mutual Risk Management Ltd.                          165,000          6,063,750
Progressive Corp.                                    170,000         12,941,250
Provident Companies, Inc.                              9,599            536,344
Providian Corp.                                       46,794          2,702,354
Seafield Capital Corp.                                35,960          1,141,730
St. Paul Companies, Inc. (The)                       130,280          8,728,760
Torchmark Corp.                                       31,425          1,952,278
                                                               ----------------
                                                               $    108,765,813
                                                               ----------------
MEDICAL PRODUCTS - 6.3%
Abbott Laboratories                                   80,000   $      4,880,000
Bausch & Lomb Inc.                                   145,574          5,877,550
Baxter International, Inc.                           265,828         12,726,516
Boston Scientific Corporation*                       255,000         12,303,750
Johnson & Johnson                                    449,040         27,503,699
Medtronic, Inc.                                      122,000          8,448,500
Sofamor Danek Group, Inc.*                           173,000          6,747,000
                                                               ----------------
                                                               $     78,487,015
                                                               ----------------
METALS - INDUSTRIAL - 0.5%
Inco Ltd                                             124,000   $      3,968,000
Nucor Corp.                                           40,000          1,990,000
                                                               ----------------
                                                               $      5,958,000
                                                               ----------------
METALS AND MINERALS - 0.7%
Potash Corp. of Saskatchewan                         120,000   $      9,225,000
                                                               ----------------

OIL AND GAS - EQUIPMENT AND SERVICES - 2.4%
Baker Hughes, Inc.                                    39,234   $      1,353,573
Chevron Corporation                                   55,600          3,808,600
Dresser Industries, Inc.                              79,800          2,384,025
Halliburton Company                                   50,700          3,580,688
Schlumberger Ltd.                                    168,203         18,628,481
                                                               ----------------
                                                               $     29,755,367
                                                               ----------------

OIL AND GAS - EXPLORATION AND PRODUCTION - 2.3%
Anadarko Petroleum Corp.                             211,000   $     11,578,625
Apache Corporation                                   156,440          5,318,965
Louisiana Land & Exploration Corp.                    25,000          1,250,000
Triton Energy Ltd.*                                  230,000          8,452,500
Union Pacific Resources Co.                           79,795          2,164,439
                                                               ----------------
                                                               $     28,764,529
                                                               ----------------
OIL AND GAS - INTEGRATED - 2.5%
Amoco Corporation                                     47,928   $      4,007,979
Atlantic Richfield Company                            20,883          2,842,698
Enron Oil & Gas                                      100,000          1,862,500
Exxon Corp.                                          164,318          9,304,507
Mobil Corp.                                           74,333          9,663,290
Murphy Oil Corporation                                29,700          1,291,950
Sonat Inc.                                            27,200          1,553,800
                                                               ----------------
                                                               $     30,526,724
                                                               ----------------
PAPER AND FOREST PRODUCTS - 0 9%
Champion International Corp.                          41,484   $      1,929,006
Deltic Timber Corp.                                    8,486            215,325
Minnesota Mining & Manufacturing Co.                  26,288          2,287,056
Union Camp Corp.                                      80,309          3,905,025
Weyerhauser Co.                                       61,630          2,819,573
                                                               ----------------
                                                               $     11,155,985
                                                               ----------------
PHOTOGRAPHY - 1.0%
Eastman Kodak Co.                                    152,181   $     12,707,114
                                                               ----------------

PRINTING AND BUSINESS PRODUCTS - 0.8%
American Business Products, Inc.                     146,497   $      3,515,928
Bowne & Company                                       91,770          2,431,905
Deluxe Corporation                                    51,750          1,584,844
Donnelley & Sons                                      47,896          1,640,438
John H. Harland  Co.                                  51,540          1,063,013
                                                               ----------------
                                                               $     10,236,128
                                                               ----------------
PUBLISHING - 3.0%
Dow Jones & Co.                                      180,000   $      7,290,000
Gannett Co., Inc.                                    130,450         11,381,763
Harcourt General Inc.                                 90,000          4,162,500
Houghton Mifflin Co.                                  63,700          3,575,163
McGraw-Hill Companies, Inc. (The)                     60,608          3,083,432
Times Mirror Co. Class A                             151,670          8,379,768
                                                               ----------------
                                                               $     37,872,626
                                                               ----------------

REAL ESTATE INVESTMENT TRUST - 0.0%
SLH Corp.                                              8,990   $        395,560
                                                               ----------------

RESTAURANTS - 0.7%
McDonald's Corp.                                     168,100   $      9,014,363
                                                               ----------------

RETAIL - FOOD AND DRUG - 0.9%
Albertson's, Inc.                                    341,048   $     11,254,584
                                                               ----------------

RETAIL - GENERAL - 2.3%
Procter & Gamble Co.                                 166,600   $     20,949,949
Wal-Mart Stores, Inc.                                294,390          8,316,518
                                                               ----------------
                                                               $     29,266,467
                                                               ----------------
RETAIL - SPECIALTY AND APPAREL - 2.2%
Home Depot, Inc. (The)                               370,000   $     21,459,999
Toys "R" Us, Inc.*                                   201,605          5,745,743
                                                               ----------------
                                                               $     27,205,742
                                                               ----------------
SPECIALTY CHEMICALS AND MATERIALS - 5.3%
Corning, Inc.                                        125,000   $      6,031,250
Dexter Corp.                                          47,829          1,428,891
Dionex Corp.*                                        181,070          8,849,796
Ecolab Inc.                                          132,620          5,404,265
Great Lakes Chemical Corp.                            62,780          2,660,303
International Flavors & Fragrances, Inc.             148,101          6,238,755
International Specialty Products Inc.*                59,000            767,000
Memtec Ltd. ADR                                       77,500          1,792,188
Millipore Corporation                                256,440          9,680,610
Nalco Chemical Co.                                   196,020          7,056,720
Sealed Air Corp.*                                    325,000         15,031,250
                                                               ----------------
                                                               $     64,941,028
                                                               ----------------
TOBACCO - 0.0%
Schweitzer-Mauduit International, Inc.                 5,731   $        186,974
                                                               ----------------
TRANSPORTATION - 0.5%
CSX Corp.                                             15,270   $        711,964
Union Pacific Corp.                                   94,210          6,005,888
                                                               ----------------
                                                               $      6,717,852
                                                               ----------------

    TOTAL COMMON STOCKS
      (IDENTIFIED COST, $423,651,466)                          $  1,181,640,215
                                                               ----------------

--------------------------------------------------------------------------------
                        SHORT-TERM INVESTMENTS - 5.1%
--------------------------------------------------------------------------------
                                                  FACE AMOUNT
NAME OF COMPANY                                   (000 OMITTED)       VALUE
-------------------------------------------------------------------------------
American General Finance Commercial
  Paper, 5.65%, $                                     20,000   $     20,000,000
Cit Group Holdings Commercial Paper,
  5.62%, 5/1/97                                       11,369         11,369,000
Ford Motor Credit Company Commercial
  Paper, 5.50%, 5/7/97                                13,000         12,988,083
Prudential Funding Commercial Paper,
  5.50%, 5/7/97                                       20,000         19,981,667
                                                               ----------------

TOTAL SHORT-TERM INVESTMENTS
  (IDENTIFIED COST  $64,338,750)                               $     64,338,750
                                                               ----------------

TOTAL INVESTMENTS - 99.8%
  (identified cost $487,990,216)                                 $1,245,978,965
                                                               ----------------

-------------------------------------------------------------------------------
                      LESS SECURITIES SOLD SHORT - 1.6%
--------------------------------------------------------------------------------
NAME OF COMPANY                                       SHARES          VALUE
-------------------------------------------------------------------------------
Intel Corp.                                          100,000   $    (15,312,500)
Hewlett-Packard Co.                                  100,000         (5,250,000)
                                                               ----------------

    TOTAL SECURITIES RECEIVED SOLD SHORT
      (proceeds $20,873,654)                                   $    (20,562,500)
                                                               ----------------

    OTHER ASSETS, LESS LIABILITIES
      EXCLUDING SECURITIES SOLD SHORT - 1.8%                   $     22,661,229
                                                               ----------------

    NET ASSETS - 100%                                          $  1,248,077,694
                                                               ================

*Non-income producing security.

                      See notes to financial statements

                              FINANCIAL STATEMENTS

                     Statement of Assets and Liabilities
-------------------------------------------------------------------------------
                          April 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
ASSETS:

  Investments, at value (Note 1A) (identified cost,
    $487,990,216)                                             $1,245,978,965
  Cash                                                                40,630
  Deposits with brokers for securities sold
    short (Note 1E)                                               20,873,654
  Receivable for investments sold                                     13,500
  Dividends and interest receivable                                1,713,885
  Tax reclaim receivable                                              68,444
  Deferred organization expenses (Note 1C)                             7,800
                                                              --------------
      Total assets                                            $1,268,696,878
LIABILITIES:
  Payable to affiliate --
    Trustees' fees                               $     1,912
  Securities sold short, at value (proceeds
    received of $20,873,654) (Note 1E)            20,562,500
  Accrued expenses                                    54,772
                                                 -----------
      Total liabilities                                           20,619,184
                                                              --------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO     $1,248,077,694
                                                              ==============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
   withdrawals                                                $  489,773,690
  Unrealized appreciation of investments
    (computed on the basis of identified cost)                   758,304,004
                                                              --------------
      Total                                                   $1,248,077,694
                                                              ==============

                       See notes to financial statements

                           STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
             For the Six Months Ended April 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):

  Income --
    Dividends (net of foreign taxes withheld of,
      $73,293)                                                   $  7,748,085
    Interest                                                        1,233,595
                                                                 ------------
        Total income                                             $  8,981,680
  Expenses --
    Investment adviser fee (Note 2)                $ 3,154,717
    Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)          12,632
    Custodian fee                                      150,883
    Legal and accounting services                       41,163
    Dividends on securities sold short                  17,000
    Amortization of organization expenses (Note 1C)      1,079
    Miscellaneous                                        7,692
                                                   -----------
        Total expenses                                              3,385,166
                                                                 ------------
          Net investment income                                  $  5,596,514
                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions
  (identified cost basis)                                        $ 41,834,150
Increase in unrealized appreciation --
  Investments (identified cost basis)              $78,269,110
  Securities sold short                                311,154
                                                   -----------
      Net change in unrealized appreciation                        78,580,264
                                                                 ------------
          Net realized and unrealized gain                       $120,414,414
                                                                 ------------
            Net increase in net assets from
              operations                                         $126,010,928
                                                                 ============

                       See notes to financial statements

                              STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED
                                                           APRIL 30, 1997          YEAR ENDED
                                                             (UNAUDITED)        OCTOBER 31, 1996*
                                                         -------------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                                    $    5,596,514       $  3,104,708
    Net realized gain                                            41,834,150          9,582,500
    Increase in unrealized appreciation                          78,580,264         70,637,961
                                                             --------------       ------------
      Net increase in net assets from operations             $  126,010,928       $ 83,325,169
                                                             --------------       ------------
  Capital transactions --
    Contributions                                            $  244,553,683       $871,076,582
    Withdrawals                                                 (59,286,487)       (17,702,191)
                                                             --------------       ------------
      Net increase in net assets from capital
        transactions                                         $  185,267,196       $853,374,391
                                                             --------------       ------------
        Total increase in net assets                         $  311,278,124       $936,699,560
NET ASSETS:
  At beginning of period                                        936,799,570            100,010
                                                             --------------       ------------
  At end of period                                           $1,248,077,694       $936,799,570
                                                             ==============       ============

* For the period from the start of business, December 1, 1995, to October 31, 1996.

-------------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
-------------------------------------------------------------------------------

                                                 SIX MONTHS
                                                    ENDED          YEAR ENDED
                                               APRIL 30, 1997      OCTOBER 31,
                                                 (UNAUDITED)          1996*
                                               --------------      -----------
RATIOS (AS A PERCENTAGE OF NET ASSETS):
    Expenses                                       0.62%+            0.66%+
    Net investment income gain                     1.03%+            0.91%+
PORTFOLIO TURNOVER                                    3%                6%
AVERAGE COMMISSION RATE (PER SHARE)(1)           $0.0589           $0.0585

  * For the period from the start of business, December 1, 1995, to October 31, 1996.
  + Annualized.
(1) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

                      See notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
Tax-Managed Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 1, 1995, seeks to provide long-term after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The polices are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME TAXES -- The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization, are being amortized on the straight-line basis over five years.

D. FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E. SECURITIES SOLD SHORT -- The Portfolio may sell securities short where it owns an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short (a short sale against-the-box). The Portfolio may do this in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The security sold short is segregated as collateral for the short position. The liability is marked to market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is realized when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

F. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

G. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

H. EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of expenses on the Statement of Operations.

I. INTERIM FINANCIAL INFORMATION -- The interim financial statements relating to April 30, 1997 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

-------------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee of 5/96 of 1% (0.625% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed the level. For the six months ended April 30, 1997 the adviser fee was 0.58% of the Portfolio's average net assets (annualized). Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 1997, no significant amounts have been deferred. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.

-------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregated $225,853,920 and $36,084,420, respectively.

-------------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENT
The cost and unrealized appreciation (depreciation) in value of the investments owned at April 30, 1997, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $487,990,216
                                                                ============
Gross unrealized appreciation                                   $762,365,329
Gross unrealized depreciation                                     (4,376,580)
                                                                ------------
  Net unrealized appreciation                                   $757,988,749
                                                                ============

-------------------------------------------------------------------------------
(5) FINANCIAL INSTRUMENTS
The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

  The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  The Portfolio had no obligations under these financial instruments at April 30, 1997.

-------------------------------------------------------------------------------
(6) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or an amount above either the bank's adjusted certificate of deposit rate, a Eurodollar rate, or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 1997.

                            INVESTMENT MANAGEMENT

EV CLASSIC         OFFICERS                 INDEPENDENT TRUSTEES
TAX-MANAGED
GROWTH FUND        M. DOZIER GARDNER        DONALD R. DWIGHT
24 Federal Street  President, Trustee       President, Dwight Partners, Inc.
Boston, MA 02110                            Chairman, Newspapers of New England, Inc.
                   JAMES B. HAWKES
                   Vice President, Trustee  SAMUEL L. HAYES, III
                                            Jacob H. Schiff Professor of
                   WILLIAM H. AHERN, JR.    Investment Banking, Harvard University
                   Vice President           Graduate School of Business Administration

                   MICHAEL B. TERRY         NORTON H. REAMER
                   Vice President           President and Director, United Asset
                                            Management Corporation
                   JAMES L. O'CONNOR
                   Treasurer                JOHN J. THORNDIKE
                                            Formerly Director, Fiduciary Company
                   THOMAS OTIS              Incorporated
                   Secretary
                                            JACK L. TREYNOR
                                            Investment Adviser and Consultant

                   -------------------------------------------------------------------
TAX-MANAGED        OFFICERS                 INDEPENDENT TRUSTEES
GROWTH PORTFOLIO
24 Federal Street  LANDON T. CLAY           DONALD R. DWIGHT
Boston, MA 02110   President, Trustee       President, Dwight Partners, Inc.
                                            Chairman, Newspapers of New England, Inc.
                   JAMES B. HAWKES
                   Vice President, Trustee  SAMUEL L. HAYES, III
                                            Jacob H. Schiff Professor of
                   DUNCAN W. RICHARDSON     Investment Banking, Harvard University
                   Vice President and       Graduate School of Business Administration
                   Portfolio Manager
                                            NORTON H. REAMER
                   JAMES L. O'CONNOR        President and Director, United Asset
                   Treasurer                Management Corporation

                   THOMAS OTIS              JOHN L. THORNDIKE
                   Secretary                Formerly Director, Fiduciary Company
                                            Incorporated

                                            JACK L. TREYNOR
                                            Investment Adviser and Consultant